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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             JULY 17, 2001


                               THE WMA CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                  0-23637                               58-2179041
         (Commission file number)             (IRS Employer Identification No.)


                11315 JOHNS CREEK PARKWAY, DULUTH, GEORGIA            30097
                  (Address of principal executive offices)           (zip code)


                                 (770) 248-3311
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

On July 17, 2001, the Registrant issued the press release attached hereto as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             99 - Press Release Regarding 3-for-2 Stock Split.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    July 17, 2001        THE WMA CORPORATION



                              By: /s/ Edward F. McKernan
                                 -------------------------------------------
                              Name:    Edward F. McKernan
                              Title:   President and Chief Financial Officer